Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
3.	Supplemental Cash Flow Information

Non-cash investment exchanges, including modifications of certain mortgage loans (primarily refinances at maturity with no concessions granted to the borrower) and fixed income securities, totaled $20.7 million, $41.6 million and 53.6 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $61.1 million, $128.0 million and $149.4 million as of December 31, 2011, 2010 and 2009, respectively, and are reported in other liabilities and accrued expenses.

The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2011	2010	2009
Net change in proceeds managed
Net change in short-term investments	$66,886	$21,379	$(32,065)

Operating cash flow provided (used)	$66,886	$21,379	$(32,065)

Net change in liabilities
Liabilities for collateral, beginning of year	$(127,983)	$(149,362)	$(117,297)
Liabilities for collateral, end of year	(61,097)	(127,983)	(149,362)

Operating cash flow (used) provided	$(66,886)	$(21,379)	$32,065

In 2011, 2010 and 2009, the Company sold mortgage loans with carrying values of $5.9 million, $19.9 million and $8.3 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. In 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payables reflect non-cash financing activities.